UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New World Fund®

[photo of Shanghai, China: Huxinting teahouse (foreground) and Pudong skyline (background)]

Special feature

Investing with a different perspective

▶ See page 6

Annual report for the year ended October 31, 2011

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	–18.78%	2.34%	11.84%

The total annual fund operating expense ratio is 1.02% for Class A shares as of the prospectus dated January 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

Results for other share classes can be found on page 34.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

About the cover: Shanghai, China: Huxinting teahouse (foreground) and Pudong skyline (background).

Fellow investors:

New World Fund’s past fiscal year, ended October 31, 2011, was a period marked by highly volatile stock and bond markets. Over the 12 months, the value of an investment in the fund declined 7.8%, if you reinvested the dividend of 77.6 cents per share that was paid in December 2010. A capital gain distribution was not paid during this period.

The fund’s return lagged that of its primary benchmark, the MSCI ACWI (All Country World Index). It also trailed developed- and developing-country stocks in general — as measured by the MSCI World Index and the MSCI EM (Emerging Markets) Index, respectively. All of the indexes are unmanaged.

The fund blends three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world with significant ties to the developing world; and government and corporate bonds of developing-country issuers.

Historically, the fund’s return has tended to chart a middle course between the returns of the MSCI ACWI and MSCI EM Index — which is what occurred for the final nine months of the past fiscal year. During the first three months of the fiscal year, however, a surge in the prices of commodities, and energy- and commodity-related stocks, disrupted the typical relationship between the fund and the two indexes. Incidentally, as long-term investors, we often find that unusual market conditions such as these can present attractive investment opportunities.

[Begin Sidebar]
Results at a glance
For periods ended October 31, 2011, with all dividends reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 6/17/99)
New World Fund (Class A shares)	–7.8%	4.7%	13.2%	8.9%
MSCI ACWI (All Country World Index)	0.9	0.2	5.8	2.6
MSCI World Index	2.3	–0.4	5.1	2.1
MSCI EM (Emerging Markets) Index	–7.4	6.8	17.2	10.1
J.P. Morgan Emerging Markets
Bond Index Plus	4.0	8.4	11.5	11.6

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and EM (Emerging Markets) indexes, weighted by ACWI market capitalization. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM (Emerging Markets) Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. The indexes are unmanaged and, therefore, have no expenses.

[End Sidebar]

[photo of Pudong skyline, Shanghai, China]

[Begin Sidebar]
In this report

Special feature

6	Investing with a different perspective

Developing countries are becoming primary engines of global economic growth, and their populations are growing more affluent. But rather than solely focusing on developing-country stocks, New World Fund also selectively invests in developed-country stocks and developing-country bonds. What’s the story behind its unique approach?

Contents

1	Letter to investors

5	The value of a long-term perspective

12	Summary investment portfolio

18	Financial statements

35	Board of directors and other officers
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2011

Developed-country equities	42.3%

Asia
South Korea	3.7
Japan	3.1
Hong Kong	2.9
Australia	1.7
Singapore	1.0
Taiwan	.9

The Americas
United States	6.2
Canada	1.4

Europe
United Kingdom	5.6
Switzerland	3.3
France	3.0
Germany	2.7
Sweden	1.3
Spain	1.0
Denmark	.9
Belgium	.9
Italy	.7
Finland	.3
Netherlands	.3
Norway	.2
Greece	.1

Africa/Middle East
Israel	1.1

Developing-country equities	39.7%

Asia
China	9.4
India	5.7
Indonesia	3.0
Philippines	1.8
Malaysia	1.0
Thailand	.9
Vietnam	.1

The Americas
Brazil	4.8
Mexico	3.3
Republic of Colombia	.2

Europe
Russian Federation	3.6
Turkey	1.5
Poland	.4
Slovenia	.3
Hungary	.2

Africa/Middle East
South Africa	3.3
Sultanate of Oman	.1
Qatar	.1

Developing-country bonds	10.4%

Asia
Indonesia	.6
Philippines	.6
Kazakhstan	.3
Thailand	.2

The Americas
Mexico	1.4
Brazil	1.3
Republic of Colombia	.8
Argentina	.4
Peru	.3
Panama	.3
Chile	.2
Venezuela	.1
Dominican Republic	.1

Europe
Turkey	1.0
Russian Federation	.8
Hungary	.5
Croatia	.5
Poland	.4

Africa/Middle East
South Africa	.5
United Arab Emirates	.1

Short-term securities &
other assets less liabilities	7.6%

Total	100.0%
[End Sidebar]

While the annual return is a useful measure for updating the longer term narrative and we are disappointed by the 12-month result, we believe that it is best viewed through the lens of the fund’s primary objective — long-term appreciation. In comparison to its primary benchmark, the fund’s long-term results are much more favorable (see the table on page 1).

As explained in the feature on page 6, “Investing with a different perspective,” the fund’s diversified approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets.

Developing- and developed-country stocks

For much of the first half of the fiscal year, optimism about global economic growth improved. Near the end of this period, however, investor sentiment started to deteriorate. There was a steady drumbeat of bad news, including political unrest in the Middle East and North Africa, troubled euro zone government finances and a devastating earthquake, tsunami and nuclear containment crisis in Japan. Mixed U.S. economic data further clouded the global outlook. Meanwhile, rising oil prices stoked concerns about the level of inflation in several developing countries.

Market jitters continued into the second half of the fiscal year. A full-fledged “flight-to-quality” ensued in August and September. This two-month period took a heavy toll on the fund’s return for the fiscal year. Despite the fact that many key developing countries were in relatively good shape — both economically and in terms of government finances — investors favored traditional “safe havens” such as the Swiss franc and U.S. Treasuries.

Over the entire fiscal year, Indian and Chinese stock markets declined by 20.0% and 15.6%, respectively.* Although both countries were caught up in the broader malaise, each one also contended with its own domestic issues. In India, government corruption scandals slowed New Delhi’s political machinery. Inflation (driven in part by rising energy and food prices) and a slowdown in industrial production were also a concern. Meanwhile, in China, worries about an overheating property market and the financial health of some banks continued to weigh heavily on markets.

*Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends.

As of October 31, 2011, 39.7% of the fund’s net assets were invested in developing-country stocks and 42.3% were invested in developed-country stocks (compared with 37.7% one year earlier). The portfolio included the stocks of 405 companies from more than 40 countries.

Developing-country bonds

The fund’s investments in developing-country bonds produced a total return of 1.7% — a meaningful contribution to the fund’s overall results in a period when many stocks fared poorly. The fund invests in developing-country bonds denominated in local currencies, as well as those denominated in the U.S. dollar and other major currencies.

In the final few months of the fund’s past fiscal year, total returns for some bonds issued in key developing countries were hurt as investors sought other assets perceived as safer. Foreign-exchange rates were highly volatile and the strengthening of the U.S. dollar versus many other currencies further hurt local currency bond prices. In comparison, developing-country bonds denominated in U.S. dollars fared better.

Turkey, Brazil, Mexico, Colombia and Russia continued to be among the fund’s largest bond exposures. Of these countries, Russia’s currency strengthened most against the U.S. dollar, rising about 2% during the past fiscal year. Meanwhile, Turkey’s currency declined most markedly versus the dollar — falling about 20% over the same period.

As of October 31, 2011, the fund was invested in the bonds of 144 issuers from more than 25 countries. As always, we view the fund’s bond investments as an important source of additional investment opportunities and diversification.

Inside the portfolio

Over the past fiscal year, some of our larger stock holdings (from a variety of sectors and countries) detracted from the overall result. Among these investments, stocks that had notable 12-month price declines included América Móvil, –11.2%, Agricultural Bank of China, –16.5%, and Teva Pharmaceutical Industries, –21.3%.

That said, our investments reflect a longer term perspective, rather than a short-term view on any individual company or industry. Investment decisions are based on thorough company-specific research by our analysts located around the world. We seek to invest in companies with strong balance sheets that appear well-positioned to benefit from business in high-growth economies.

Shorter term reasons that help to explain negative 12-month returns for these three stocks are clear. Mexican wireless telecommunications company América Móvil suffered amid a tussle with regulators and increased competition. Agricultural Bank of China was caught up in a general souring of sentiment with regard to Chinese banks as the domestic economy slowed somewhat. Finally, investors looked less favorably on Israeli company Teva Pharmaceutical Industries as U.S. sales disappointed and a competitor made progress in the development of an alternative to one of its key branded drugs (Copaxone, which treats multiple sclerosis).

And yet, because our perspective is long term, our view of these companies remains positive. América Móvil, one of Latin America’s largest wireless network operators, appears well-positioned to continue to produce healthy growth in revenue and subscriber numbers. Agricultural Bank of China is one of the country’s largest lenders in less-developed inland regions, which is where economic growth is expected to be greatest over coming years. Meanwhile, Teva Pharmaceutical Industries is making strides in its efforts to build businesses in developing countries, both directly and through acquisitions and joint ventures. Teva Pharmaceutical Industries and América Móvil are among the fund’s longest-held investments. We have owned these stocks since February 2000 and February 2001, respectively. Since we started investing in Teva Pharmaceutical Industries and América Móvil, the cumulative rise in their stock prices (as of October 31, 2011) has far outweighed their negative returns in the past fiscal year.

Positive 12-month returns were evident among some of the fund’s other larger holdings. Asian stocks generated some of the highest returns. In the developed-country category were tire manufacturer Hankook Tire, 54.2%, and Samsung Electronics, 31.0%, both from South Korea. Samsung Electronics is a classic example of the kind of investment that we seek for this fund. Collectively, it has significant sales in key developing countries and is spending large amounts of cash bolstering its businesses in these high-growth markets. Other contributors to the fund’s return included Melco Crown Entertainment, 82.9%, which operates casino and entertainment resorts in Asia, and Malaysian airline AirAsia, 58.8%.

Looking forward

Economic challenges and market volatility may well continue. We believe that our thorough research and long-term, diversified approach to investing means that the fund continues to be well-positioned to benefit from the rising standards of living in the fastest growing parts of the world. In contrast to traditional emerging markets funds, New World Fund’s diversified approach to investing in stocks and bonds also offers patient investors the potential for long-term appreciation that is less volatile.

We thank you for your ongoing support.

Cordially,

/s/ Robert W. Lovelace

Robert W. Lovelace
President

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

December 9, 2011

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace, chairman emeritus and former portfolio counselor of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2011, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
	New World Fund3	MSCI All Country World Index2	MSCI Emerging Markets Index2

6/17/1999	9,425	10,000	10,000
7/31/1999	9,484	9,959	9,728
10/31/1999	9,468	10,338	9,687
1/31/2000	11,235	10,925	11,968
4/30/2000	10,820	11,158	11,031
7/31/2000	10,389	10,907	10,384
10/31/2000	9,192	10,421	8,833
1/31/2001	9,694	10,190	9,393
4/30/2001	9,026	9,338	8,193
7/31/2001	8,682	8,810	7,607
10/31/2001	7,801	7,800	6,761
1/31/2002	8,888	8,128	8,333
4/30/2002	9,590	8,165	9,038
7/31/2002	8,269	7,034	7,601
10/31/2002	7,953	6,741	7,332
1/31/2003	8,132	6,573	7,543
4/30/2003	8,576	7,008	7,767
7/31/2003	9,552	7,726	9,350
10/31/2003	10,912	8,443	10,906
1/31/2004	12,077	9,272	12,261
4/30/2004	12,099	9,177	11,929
7/31/2004	11,912	9,142	11,540
10/31/2004	12,931	9,627	13,022
1/31/2005	14,314	10,330	14,960
4/30/2005	14,265	10,238	14,796
7/31/2005	15,701	10,940	16,967
10/31/2005	16,100	11,059	17,493
1/31/2006	18,979	12,333	22,317
4/30/2006	20,510	13,010	24,101
7/31/2006	19,440	12,596	21,858
10/31/2006	21,472	13,577	23,689
1/31/2007	23,558	14,427	26,326
4/30/2007	25,311	15,308	28,491
7/31/2007	27,251	15,502	32,993
10/31/2007	31,733	16,940	39,876
1/31/2008	28,705	14,714	32,554
4/30/2008	29,956	15,375	35,815
7/31/2008	27,840	13,986	31,643
10/31/2008	16,935	9,613	17,458
1/31/2009	15,519	8,525	16,292
4/30/2009	17,904	9,325	20,517
7/31/2009	22,291	11,114	26,399
10/31/2009	23,716	11,864	28,742
1/31/2010	24,291	12,074	29,433
4/30/2010	26,195	13,054	32,324
7/31/2010	26,168	12,405	31,743
10/31/2010	29,273	13,603	35,609
1/31/2011	28,883	14,512	36,148
4/30/2011	31,234	15,551	39,112
7/31/2011	30,129	14,758	37,391
10/31/2011	26,990	13,730	32,960
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The indexes are unmanaged and, therefore, have no expenses.
3Includes reinvested dividends of $3,332 and reinvested capital gain distributions of $2,831.
4For the period June 17, 1999 (when the fund began operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2011)*

	1 year	5 years	10 years	Lifetime
Class A shares	–13.10%	3.45%	12.55%	8.36%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

[photo of a person looking at a city out of a building window]
Investing with a different perspective

Developing countries are becoming primary engines of global economic growth, and their populations are growing more affluent. But rather than solely focusing on developing-country stocks, New World Fund also selectively invests in developed-country stocks and developing-country bonds. What’s the story behind its unique approach?

[Begin Photo Caption]
Yucatan, Mexico

Facing page: Tokyo, Japan
[End Photo Caption]

Seven billion — as of October 31, that’s approximately how many people there were on Earth according to the United Nations. That’s an additional 1 billion people alive compared with when New World Fund launched in 1999. By 2025, the number of people is expected to reach 8 billion. Put another way, during the fund’s first quarter century, the world’s population is expected to increase by an amount equal to the entire number of people alive in 1927.

Although many countries continue to grapple with significant economic challenges as the planet becomes more populous, individual wealth in developing countries such as China, India, Brazil and Russia is increasing. The economies of developing countries have proven relatively resilient over recent years, and they are becoming primary engines of global growth. In these countries, sizable middle-class populations are emerging. Currently, North America and Europe account for about half of the global middle class. But within two decades, this proportion is expected to shrink to about one-fifth. By then, the Asia-Pacific region is projected to account for about two-thirds of the middle class and the majority of its spending (see chart on page 8).

Signs that hint at the rapid growth of middle classes in developing countries are all around — from the doubling of soft drink consumption in China over recent years, to Hong Kong usurping New York as the global center for wholesale wine auctions. And the signs aren’t confined to Asia. In Brazil, the number of bank and retailer credit cards is approaching 400 million — many multiples of what it was less than a decade ago. In Turkey, the country’s major airline plans to nearly double the number of weekly flights it operates within the next few years. In Africa, it’s estimated that more than 100 million people now use the Internet, compared with just a few million in 2000.

The emergence of large middle classes outside of developed countries is also part of the reason that developing countries account for nearly a third of European companies’ revenues —more than double the proportion a decade earlier — and about a quarter of sales by S&P 500 companies. In many ways, it also explains why we created New World Fund 12 years ago and why, despite recent volatility, we believe the fund still represents a compelling long-term investment proposition. “When we thought deeply about how to create a fund that would best enable individual investors to benefit from rapid economic growth among developing economies, it became clear that the typical ‘emerging markets approach’ could be improved upon,” recalls Rob Lovelace, a fund portfolio counselor.

At first glance, simply investing in the stock markets of countries with sustained economic growth would seem to be a no-brainer. The problem with this traditional approach, however, is that it assumes strong growth in gross domestic product (GDP, a common measure of economic performance) translates into higher stock market returns. The truth, however, is that numerous statistical studies over various time periods have demonstrated little linkage between GDP growth and rising stock returns in developing countries. The intuitive assumption that rapid economic growth and positive stock market returns are highly correlated is not supported by the facts.

Never mind the location …

This lack of a strong statistical relationship between economic growth and rising stock markets led to a key realization: what the new fund should target is investments that will benefit from rising living standards. Rob refers to this insight as “the aha moment” in early discussions about the fund’s design.

[Begin Sidebar]
The changing global middle class: population and spending (billions)

By 2030, the Asia-Pacific region is expected to account for most middle class people and spending.

[begin bar chart]
Population	2009	2020	2030
North America	.338	.333	.322
Europe	.664	.703	.680
Central and South America	.181	.251	.313
Asia Pacific	.525	1.740	3.228
Sub-Saharan Africa	.032	.057	.107
Middle East and North Africa	.105	.165	.234
World	$1.845	$3.249	$4.884

Spending	2009	2020	2030
North America	5.602	5.863	5.837
Europe	8.138	10.301	11.337
Central and South America	1.534	2.315	3.117
Asia Pacific	4.952	14.798	32.596
Sub-Saharan Africa	.256	.448	.827
Middle East and North Africa	.796	1.321	1.966
World	$21.278	$35.045	$55.680
[end bar chart]
Source: Organisation for Economic Co-operation and Development (OECD), 2010. Spending calculated using 2005 U.S. dollars, translated from other currencies via purchasing power parity; PPP uses the costs of similar goods and services in different countries to determine exchange rates.
[End Sidebar]

The epiphany immediately prompted a question, recalls London-based portfolio counselor Mark Denning: Why should the fund limit itself to investing in companies that are based in, or whose stock is listed in, developing markets? “The answer we arrived at was that it shouldn’t. Our interest was in identifying companies that could benefit from rising living standards, irrespective of their domicile,” he says. Consider the typical composition of developing-country stock markets, which is where traditional emerging markets funds largely focus their investments. Many of these countries’ stock markets tend to be very concentrated (in terms of market capitalization) in industries such as telecoms, utilities, banking and raw materials. How do these industries benefit from increases in individual wealth and living standards?

Increasing demand for fixed line and mobile voice and data services favor consideration of telecom companies as a reasonable proxy for rising living standards. Likewise, utility companies could in theory benefit from increased demand for power and water, but in practice, some utilities operate under regulations that limit the prices they charge or even their revenues. Making the case for the other two industries, however, is still more problematic. In many countries, raw materials companies have export-driven businesses that have little direct connection with what’s going on domestically. Although banks’ fortunes are related to rising living standards, the industry’s returns tend to be volatile.

Now, imagine that you had a blank piece of paper and were asked to list which kinds of companies you would invest in to gain exposure to rising living standards among developing economies. Chances are, you would name companies from sectors such as consumer product, consumer durable, luxury goods, healthcare, technology, autos and perhaps telecoms. “There certainly are strong local companies in these industries. However, many of the dominant companies in developing countries are actually multinationals based in the developed world. So we decided that the fund also should be able to invest in these kinds of companies too,” says Mark. Back in 1999, the portfolio counselors identified more than 400 developed market companies that fit the bill: large, well-known global firms with significant parts of their businesses in developing countries. “In some developing countries, certain sectors such as technology make up a very small part of the local stock market’s capitalization,” explains London-based portfolio counselor Nick Grace. “Our ability to invest in non-local companies whose businesses are thriving in high-growth countries therefore enhances the fund’s diversification across sectors, as well as broadening the range of potential investment opportunities.”

Different sources of stability and return

Over longer time periods, developing-country stocks have tended to be more volatile than their developed-country counterparts. The freedom to invest in developed-country companies has therefore added a measure of stability to the fund — something that was evident during the selloff of August and September, says San Francisco-based portfolio counselor Carl Kawaja. “When stock markets across the globe took a battering, some of our larger developed-country holdings held up relatively well, and their more stable stock prices helped offset some of the broader market turbulence.”

London-based portfolio counselor Chris Thomsen says that the fund’s holistic perspective also helps it to avoid a common pitfall that can occur when a fund’s investment universe is confined to developing markets alone. “If valuations in certain developing countries become very unattractive, we potentially have the freedom to add to our investments in developed markets. We don’t have all our eggs in one basket so, for example, we don’t have to decide between either staying in an overheated market, or switching into cash.”

[Begin Photo Caption]
[photo of Rob Lovelace]
Rob Lovelace
Portfolio counselor
Los Angeles
[End Photo Caption]

[Begin Photo Caption]
[photo of Mark Denning]
Mark Denning
Portfolio counselor
London
[End Photo Caption]

Another way in which the fund’s design seeks to offer investors more stable long-term returns is through investing in developing-country bonds issued by governments and companies. “Bond market returns tend to have more of a direct link with the health of the economy and, what’s more, bonds offer an additional source of relatively stable investment returns that can benefit overall diversification,” says Rob. Over longer periods, stock and bond markets in some developing countries have tended to behave quite differently. For these countries, the returns of bonds and stocks tend to change with varying magnitudes and often move in opposite directions, doing better or worse at different times in the business cycle.

Fixed-income markets have matured tremendously over the fund’s lifetime. The number of developing-country issuers has grown. Many of these countries’ governments routinely issue debt denominated in the local currency or in another major currency — typically the U.S. dollar, euro or yen. Indicative of the sound fiscal and economic position of many developing countries, more than half of U.S. dollar-denominated issuance by developing-country governments is rated investment grade (bonds are rated Baa/BBB and above).

As of October 31, 2011, 39.7% of New World Fund’s diversified portfolio was invested in developing-country stocks, 42.3% in developed-country stocks, 10.4% in developing-country bonds and the remainder held in cash. Over time, the fund’s diversified approach to investing in stocks and bonds has delivered returns to investors that have approached those of the unmanaged MSCI EM (Emerging Markets) Index, but with substantially less volatility. Meanwhile, the fund’s longer term results also compare favorably with those of its primary benchmark, the MSCI ACWI (All Country World Index) — see chart to the right.

Deciding what’s what

Championed by the World Bank among others, the “emerging markets” classification gained popularity in the 1980s. Fast forward to the present, and the official categorization of developed and developing countries is far from clear-cut. For example, despite rapid economic growth over recent decades, Korea and Taiwan are still classified as emerging markets in some equity indexes and make up a significant proportion of overall market capitalization.

[Begin Sidebar]
New World Fund: return versus volatility
(for the 10-year period ended 10/31/11)

[begin scatter chart]
	Volatility	Average annual total return

New World Fund	18.97	13.22
MSCI All Country World Index	17.46	5.82
MSCI EM (Emerging Markets) Index	24.31	17.16
MSCI World Index	16.97	5.08
[end scatter chart]
Returns (Class A shares) include reinvestment of all distributions.
Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns have varied from the mean; a lower number signifies lower volatility.
The indexes are unmanaged and, therefore, have no expenses.

Fund result shown is for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the result would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

[Begin Photo Caption]
[photo of the reflection of a building]
St. Petersburg, Russia
[End Photo Caption]

[Begin Sidebar]
Plowing our own furrow: defining a qualified developing country (QDC)

Less than convinced by the standard “emerging markets” designation, Rob Lovelace was one of the fund’s founding portfolio counselors who helped create a more coherently defined category, namely the qualified developing country (QDC). “We knew that our criteria — for deciding what constituted a developing country and when it had transitioned to developed status — needed to involve tests that were durable, stable and used reliable statistics that were freely available across countries,” he explains.

What Rob, portfolio counselor Mark Denning and several other colleagues came up with were the following metrics — all of which could be assessed relative to the United States and Europe to decide if a particular country was a QDC:

■ Gross domestic product (GDP) per capita. GDP is the value of all goods and services produced by a country. Dividing this total by the population size gives the per capita measure.

n Percentage of the economy that is industrialized. This figure is calculated using World Bank agricultural statistics.

n Size of the equity and bond markets as a percentage of GDP. Market sizes for equities and bonds are assessed using market capitalization and the value of bonds outstanding.

In addition to these objective measures, a qualitative assessment of a country’s regulatory environment is made. Application of these criteria has resulted in a handful of countries graduating from “developing” to “developed” over the fund’s lifetime.

For example, following the Asian financial crisis in 1997, investor confidence in South Korea was helped by improved corporate governance and market regulation. Fiscal and economic reforms facilitated strong economic growth, further shifting employment from agriculture toward manufacturing and services.

Despite New World Fund’s reclassification of South Korea as a developed country in 2004, the fund continues to have significant investments there, such as Samsung Electronics. With strong sales of flat-screen televisions and other consumer electronics in developing countries, the firm is one of the fund’s largest individual holdings.
[End Sidebar]

[Begin Photo Caption]
[photo of Chris Thomsen]
Chris Thomsen
Portfolio counselor
London
[End Photo Caption]

[Begin Photo Caption]
[photo of Carl Kawaja]
Carl Kawaja
Portfolio counselor
San Francisco
[End Photo Caption]

[Begin Photo Caption]
[photo of Nicholas Grace]
Nicholas Grace
Portfolio counselor
London
[End Photo Caption]

In our view, as a developing country’s economy grows, there comes a point at which it should be reclassified as developed. “It made little sense to us to categorize a country based on what its economy looked like in the 1980s, which is why we came up with our own concept: the qualified developing country or QDC,” says Rob. To determine a country’s status, the fund’s portfolio counselors consider a variety of criteria. For details, see “Plowing our own furrow: defining a qualified developing country (QDC),” at left.

In contrast to a traditional emerging markets fund, New World Fund is not compelled to sell any of its holdings in a country that has graduated from “developing” to “developed.” Indeed, it could even add to its equity investments in a graduating country, if the candidate companies in question derive a significant proportion of their revenues from (or have substantial assets in) developing countries. The QDC concept helps portfolio counselors understand if a particular stock could potentially be added to the portfolio, but there are of course many nuances. For example, one factor that they pay close attention to is liquidity — the ease with which an investment can be bought or sold. “In developing-country stock markets we tend to focus on companies with relatively large market capitalizations and consistently good daily trading volumes,” says Mark.

The power of diversification

In a highly volatile and challenging investment environment, a diversified portfolio that includes developed- and developing-country stocks, as well as developing-country bonds, can potentially weather market turmoil better than a more concentrated portfolio. A glance at some of the fund’s larger holdings as of October 31, 2011, speaks well to the fund’s diversification — both by sector and country. Among the fund’s larger developing-world stocks are the fast-expanding Russian retail chain, Magnit; Africa’s largest mobile phone operator, MTN Group; and Bank Rakyat Indonesia, one of that country’s largest banks. From the developed world, larger holdings include Nestlé (Switzerland), Hankook Tire (South Korea) and Novo Nordisk (Denmark). How are these companies benefitting from rising living standards in developing countries?

Food and nutrition company Nestlé already has a variety of successful product lines in such countries that are a key source of its sales growth. It is also investing heavily to enhance its production facilities in key developing countries such as Brazil, India and Russia. Over recent years, China has become the world’s largest market for cars. Hankook Tire is one of the major tire suppliers in the country, and thanks in part to alliances with leading car manufacturers, it appears well placed to potentially grow its business there if, as anticipated, auto sales growth continues apace. Novo Nordisk is a healthcare company that focuses on diabetes-related products — particularly insulin. The Danish company has built a strong market presence in developing countries where rising affluence and urbanization are leading to more sedentary lifestyles, unhealthy diets and diseases such as diabetes. The number of diabetics in China and India alone is expected to increase by tens of millions over the next couple of decades.

Many traditional emerging markets funds have broadened their investment universes to encompass some developed-country equities, but New World Fund still offers its investors something distinct. “For us, developed-country stocks are not an afterthought. Our approach has always been holistic, from the way that the portfolio is constructed with stock and bonds, to our global research capabilities,” says Carl.

“Increasing affluence and the emergence of middle classes in developing countries is, in our view, a durable trend that will continue for many decades to come,” says Rob. “Of course there will be ups and downs, but we believe that the fund’s design and our commitment to thorough company-specific research mean that it is well-positioned to deliver long-term capital appreciation to the fund’s investors.” ■

Summary investment portfolio

October 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)
Financials	11.07%
Consumer staples	10.97
Consumer discretionary	10.91
Industrials	7.43
Materials	7.11
Other industries	34.55
Bonds & notes	10.40
Short-term securities & other assets less liabilities	7.56
[end pie chart]

Country diversification	(percent of net assets)
China	9.4%
Euro zone*	9.3
United States	6.2
Brazil	6.1
India	5.7
United Kingdom	5.6
Mexico	4.7
Russian Federation	4.4
South Africa	3.8
Other Countries	37.2
Short-term securities & other assets less liabilities	7.6

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Slovenia and Spain.

			Percent
		Value	of net
Common stocks - 82.04%	Shares	(000)	assets

Financials - 11.07%
Agricultural Bank of China, Class H (1)	351,184,000	$154,714	.83%
One of the largest banks in China.
Itaú Unibanco Holding SA, preferred nominative	5,725,122	109,144
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,973,436	37,732	.79
One of Brazil's leading private commercial banks.
PT Bank Rakyat Indonesia (Persero) Tbk (1)	186,645,600	139,431	.75
One of Indonesia's oldest and largest banks.
Kasikornbank PCL (1)	28,400,065	114,159	.61
Thailand-based commercial bank.
Itaúsa - Investimentos Itaú SA, preferred nominative	17,550,028	109,889	.59
Brazil-based investment holding company primarily involved in the financial, industrial and real estate sectors, with operations in various other industries.
Prudential PLC (1)	8,774,326	90,767	.48
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
Banco Bilbao Vizcaya Argentaria, SA (1)	9,544,811	85,867	.46
This leading Spanish bank also provides financial services in Latin America.
Other securities		1,222,710	6.56
		2,064,413	11.07

Consumer staples - 10.97%
Nestlé SA (1)	4,134,900	239,285	1.28
Global packaged food and beverage company based in Switzerland.
OJSC Magnit (GDR) (1) (2)	3,095,500	77,764
OJSC Magnit (GDR) (1)	3,040,300	76,377	.83
Russia-based retailer and distributor of consumer products.
Anheuser-Busch InBev NV (1)	2,579,592	143,218	.77
One of the world's largest brewers.
Shoprite Holdings Ltd. (1)	7,925,000	115,529	.62
Major food retailer in Africa.
Pernod Ricard SA (1)	1,039,573	96,874	.52
Produces wine, spirits and nonalcoholic beverages.
United Spirits Ltd. (1)	5,209,930	93,404	.50
Major manufacturer and distributor of beer, wine, liquor and spirits based in India.
British American Tobacco PLC (1)	1,975,000	90,380	.48
The world's second-largest tobacco company.
Other securities		1,112,840	5.97
		2,045,671	10.97

Consumer discretionary - 10.91%
Hankook Tire Co., Ltd. (1)	3,952,270	158,412	.85
Major tire manufacturer based in South Korea.
Truworths International Ltd. (1)	11,751,500	118,153	.63
Retailer of fashion apparel operating mainly in South Africa.
Swatch Group Ltd, non-registered shares (1)	130,450	54,699
Swatch Group Ltd (1)	568,022	41,552	.52
One of the world's largest watch manufacturers.
Honda Motor Co., Ltd. (1)	3,055,000	92,083	.49
Develops, manufactures and sells automobiles, motorcycles and power equipment.
Golden Eagle Retail Group Ltd. (1)	36,677,000	89,379	.48
Department store chain operator in China.
Other securities		1,480,161	7.94
		2,034,439	10.91

Industrials - 7.43%
International Container Terminal Services, Inc. (1)	96,994,000	125,334	.67
Operates container terminals and related port services in the Philippines.
Schneider Electric SA (1)	1,813,682	105,055	.56
An international supplier of industrial electrical equipment and industrial automation equipment.
Cummins Inc.	912,000	90,680	.49
Produces large diesel engines.
Other securities		1,064,399	5.71
		1,385,468	7.43

Materials - 7.11%
Linde AG (1)	885,809	140,632	.75
Major industrial gas company headquartered in Germany.
PT Semen Gresik (Persero) Tbk (1)	87,146,500	92,697	.50
Cement production company based in Indonesia.
Holcim Ltd (1) (3)	1,439,767	91,241	.49
One of the world's largest producers of cement, concrete products and mineral aggregates.
Other securities		1,001,069	5.37
		1,325,639	7.11

Health care - 6.93%
Teva Pharmaceutical Industries Ltd. (ADR)	3,714,000	151,717	.81
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Novo Nordisk A/S, Class B (1)	1,436,600	151,701	.81
A global leader in drugs to treat diabetes.
Baxter International Inc.	2,697,000	148,281	.80
A leading maker of blood products, renal products and IV supplies and solutions.
Amil Participações SA, ordinary nominative	14,633,090	148,048	.80
Brazil-based provider of managed health care services.
JSC Pharmstandard (GDR) (1) (3) (4)	7,720,618	136,804
JSC Pharmstandard (GDR) (1) (2) (3) (4)	392,700	6,958	.77
Leading pharmaceutical company in Russia specializing in generics.
Hikma Pharmaceuticals PLC (1)	8,053,080	87,087	.47
Multinational pharmaceutical company based in the United Kingdom.
Other securities		460,920	2.47
		1,291,516	6.93

Information technology - 6.91%
Samsung Electronics Co. Ltd. (1)	239,462	207,718	1.11
Korea's top electronics manufacturer and a global leader in semiconductor production.
Mail.ru Group Ltd. (GDR) (1) (3)	3,910,691	134,346	.72
Major Internet company in Russia.
Kingboard Chemical Holdings Ltd. (1)	35,135,632	119,205	.64
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
Tencent Holdings Ltd. (1)	4,006,000	91,757	.49
Major Internet service portal in China.
HTC Corp. (1)	3,978,686	88,472	.48
Manufactures mobile computing and communications devices.
Google Inc., Class A (3)	145,800	86,407	.46
One of the most frequently used website search engines in the world.
NetEase.com, Inc. (ADR) (3)	1,795,064	85,032	.46
Operates an online community in China.
Other securities		475,562	2.55
		1,288,499	6.91

Telecommunication services - 6.79%
América Móvil, SAB de CV, Series L (ADR)	16,295,348	414,228
América Móvil, SAB de CV, Series L	16,880,000	21,545	2.34
Latin America's largest integrated communications provider.
MTN Group Ltd. (1)	10,406,491	180,391	.97
Major telecommunications provider serving Africa and the Middle East.
Turkcell Iletisim Hizmetleri AS (1) (3)	29,865,000	147,225	.79
Owner and operator of GSM network in Turkey.
SOFTBANK CORP. (1)	4,095,200	133,229	.72
Internet and telecommunications conglomerate and distributor of digital media and software.
Millicom International Cellular SA (SDR) (1)	1,076,800	118,220	.63
Provider of prepaid cellular telephone service to customers in Latin America, Africa and Asia.
Other securities		250,635	1.34
		1,265,473	6.79

Energy - 6.29%
InterOil Corp. (3) (4)	2,465,375	117,130	.63
Engaged in the exploration and development of oil and natural gas properties in Papua New Guinea.
Royal Dutch Shell PLC, Class B (1)	3,140,000	112,686	.60
A global group of energy and oil companies.
Oil Search Ltd. (1)	14,450,000	97,303	.52
This oil and gas exploration company operates mostly in Papua New Guinea.
OAO Gazprom (ADR) (1)	8,142,000	94,343	.51
The largest natural gas producer and transporter in Russia.
Other securities		750,783	4.03
		1,172,245	6.29

Utilities - 2.68%
Power Grid Corp. of India Ltd. (1)	47,664,835	102,269	.55
State-owned electric utility in India.
Other securities		397,579	2.13
		499,848	2.68

Miscellaneous - 4.95%
Other common stocks in initial period of acquisition		923,535	4.95

Total common stocks (cost: $12,797,318,000)		15,296,746	82.04

			Percent
		Value	of net
Warrants - 0.00%		(000)	assets

Information technology - 0.00%
Other securities		518	.00

Total warrants (cost: $0)		518	.00

	Principal		Percent
	amount	Value	of net
Bonds & notes - 10.40%	(000)	(000)	assets

Bonds & notes of governments outside the U.S. - 8.54%
Brazil (Federal Republic of):
Global 12.50% 2022	BRL 12,900	9,373
Global 4.875%-11.00% 2017-2041 (5)	$108,212	136,926
6.00%-10.00% 2015-2045 (6)	BRL 100,169	60,196	1.11
United Mexican States Government:
5.75% 2110	$8,000	8,168
3.50%-10.00% 2013-2036 (6)	MXN 1,131,354	96,362
Global 5.125%-6.375% 2013-2040	$86,030	95,992	1.07
Turkey (Republic of):
6.75%-11.50% 2012-2040	94,060	105,813
4.00%-16.00% 2012-2015 (6)	TRY 140,894	83,706	1.02
Other securities		996,090	5.34
		1,592,626	8.54

Telecommunication services - 0.01%
América Móvil, SAB de CV 8.46% 2036	MXN 28,000	2,031	.01

Other - 1.85%
Other securities		345,648	1.85

Total bonds & notes (cost: $1,818,513,000)		1,940,305	10.40

	Principal		Percent
	amount	Value	of net
Short-term securities - 7.22%	(000)	(000)	assets

Fannie Mae 0.08%-0.20% due 12/21/2011-7/17/2012	$372,000	371,929	2.00
Freddie Mac 0.13%-0.21% due 12/5/2011-8/14/2012	335,280	335,179	1.80
Federal Home Loan Bank 0.09%-0.16% due 12/28/2011-5/14/2012	169,100	169,064	.91
Nordea North America, Inc. 0.125%-0.26% due 11/7-12/19/2011	122,000	121,987	.65
Other securities		347,545	1.86

Total short-term securities (cost: $1,345,451,000)		1,345,704	7.22

Total investment securities (cost: $15,961,282,000)		18,583,273	99.66
Other assets less liabilities		63,056	.34

Net assets		$18,646,329	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2011 (000)
JSC Pharmstandard (GDR) (1) (3)	8,817,949	97,000	1,194,331	7,720,618	$-	$136,804
JSC Pharmstandard (GDR) (1) (2) (3)	392,700	-	-	392,700	-	6,958
InterOil Corp. (3) (7)	660,069	2,137,026	331,720	2,465,375	-	117,130
Heritage Oil Ltd. (1) (3)	16,343,000	-	554,126	15,788,874	-	55,091
REXLot Holdings Ltd. (1)	143,004,500	245,300,000	-	388,304,500	519	27,091
					$519	$343,074

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $11,797,137,000, which represented 63.27% of the net assets of the fund. This amount includes $11,771,037,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $757,844,000, which represented 4.06% of the net assets of the fund.

(3) Security did not produce income during the last 12 months.
(4) Represents an affiliated company as defined under the Investment Company Act of 1940.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Index-linked bond whose principal amount moves with a government price index.
(7) This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2010; it was not publicly disclosed.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts
BRL = Brazilian reais
MXN = Mexican pesos
TRY = Turkish lira

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $15,496,350)	$18,240,199
Affiliated issuers (cost: $464,932)	343,074	$18,583,273
Cash denominated in currencies other than U.S. dollars (cost: $331)		331
Cash		910
Unrealized appreciation on open forward currency contracts		31
Receivables for:
Sales of investments	58,930
Sales of fund's shares	42,832
Dividends and interest	49,445	151,207
		18,735,752
Liabilities:
Unrealized depreciation on open forward currency contracts		519
Payables for:
Purchases of investments	36,707
Repurchases of fund's shares	31,279
Investment advisory services	8,570
Services provided by related parties	9,424
Directors' deferred compensation	1,452
Non-U.S. taxes	836
Other	636	88,904
Net assets at October 31, 2011		$18,646,329

Net assets consist of:
Capital paid in on shares of capital stock		$16,440,309
Undistributed net investment income		174,790
Accumulated net realized loss		(588,838)
Net unrealized appreciation		2,620,068
Net assets at October 31, 2011		$18,646,329

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 500,000 shares, $.01 par value (377,410 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$11,945,278	240,768	$49.61
Class B	303,796	6,257	48.55
Class C	1,007,086	21,022	47.91
Class F-1	1,815,590	36,844	49.28
Class F-2	923,211	18,572	49.71
Class 529-A	602,550	12,226	49.29
Class 529-B	32,567	676	48.17
Class 529-C	142,149	2,958	48.05
Class 529-E	29,925	612	48.87
Class 529-F-1	28,189	571	49.36
Class R-1	40,716	849	47.98
Class R-2	332,712	6,926	48.04
Class R-3	395,282	8,072	48.97
Class R-4	258,251	5,221	49.46
Class R-5	362,938	7,280	49.85
Class R-6	426,089	8,556	49.80

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $31,851;
also includes $519 from affiliates)	$352,578
Interest (net of non-U.S. taxes of $893)	129,713	$482,291

Fees and expenses*:
Investment advisory services	114,394
Distribution services	59,458
Transfer agent services	24,463
Administrative services	12,650
Reports to shareholders	1,512
Registration statement and prospectus	760
Directors' compensation	209
Auditing and legal	299
Custodian	6,974
State and local taxes	299
Other	1,264	222,282
Net investment income		260,009

Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $401; also includes $2,837 net gain from affiliates)	503,359
Forward currency contracts	507
Currency transactions	(3,387)	500,479
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $836)	(2,407,689)
Forward currency contracts	(395)
Currency translations	(1,277)	(2,409,361)
Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency		(1,908,882)
Net decrease in net assets resulting from operations		$(1,648,873)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended October 31
	2011	2010
Operations:
Net investment income	$260,009	$262,408
Net realized gain on investments, forward currency contracts and currency transactions	500,479	344,793
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(2,409,361)	3,041,003
Net (decrease) increase in net assets resulting from operations	(1,648,873)	3,648,204

Dividends paid to shareholders from net investment income	(288,196)	(189,716)

Net capital share transactions	254,592	1,775,063

Total (decrease) increase in net assets	(1,682,477)	5,233,551

Net assets:
Beginning of year	20,328,806	15,095,255
End of year (including undistributed
net investment income: $174,790 and $194,349, respectively)	$18,646,329	$20,328,806

See Notes to Financial Statements

Notes to financial statements

1.	Organization

New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. In 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$479,613	$1,584,800	(1)	$-	$2,064,413
Consumer staples	437,903	1,607,768	(1)	-	2,045,671
Consumer discretionary	210,994	1,823,445	(1)	-	2,034,439
Industrials	207,933	1,177,535	(1)	-	1,385,468
Materials	202,942	1,122,431	(1)	266	1,325,639
Health care	448,046	843,470	(1)	-	1,291,516
Information technology	385,779	902,720	(1)	-	1,288,499
Telecommunication services	443,921	821,552	(1)	-	1,265,473
Energy	399,858	772,387	(1)	-	1,172,245
Utilities	32,245	467,603	(1)	-	499,848
Miscellaneous	250,375	673,160	(1)	-	923,535
Warrants	518	-		-	518
Bonds & notes:
Bonds & notes of governments outside the U.S.	-	1,592,626		-	1,592,626
Corporate bonds & notes	-	347,679		-	347,679
Short-term securities	-	1,345,704		-	1,345,704
Total	$3,500,127	$15,082,880		$266	$18,583,273

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $11,771,037,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts(2):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$31	$-	$31
Unrealized depreciation on open forward currency contracts	-	(519)	-	(519)
Total	$-	$(488)	$-	$(488)

(2) Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended October 31, 2011 (dollars in thousands):

	Beginning value at 11/1/2010	Transfers into Level 3(3)	Unrealized depreciation(4)	Transfers out of Level 3(3)	Ending value at 10/31/2011
Investment securities	$-	$11,794	$(3,322)	$(8,206)	$266

Net unrealized depreciation during the period on Level 3 investment securities held at October 31, 2011 (dollars in thousands)(4):					$(2,691)

(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(4) Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks – Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging market and developing countries.

Investing in emerging market and developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds – Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities – There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management – The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state tax authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation –Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2011, the fund reclassified $8,743,000 from accumulated net realized loss to undistributed net investment income and $115,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$240,101
Capital loss carryforward expiring 2017*	(577,538)
Gross unrealized appreciation on investment securities	3,780,187
Gross unrealized depreciation on investment securities	(1,233,781)
Net unrealized appreciation on investment securities	2,546,406
Cost of investment securities	16,036,867

*Reflects the utilization of capital loss carryforwards of $492,990,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2011	2010
Class A	$193,890	$133,041
Class B	2,759	2,385
Class C	9,725	6,605
Class F-1	28,760	15,617
Class F-2	15,043	6,841
Class 529-A	8,281	4,940
Class 529-B	254	217
Class 529-C	1,073	609
Class 529-E	355	211
Class 529-F-1	420	232
Class R-1	363	262
Class R-2	2,877	1,910
Class R-3	4,841	3,170
Class R-4	4,055	2,688
Class R-5	9,367	7,121
Class R-6	6,133	3,867
Total	$288,196	$189,716

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the year ended October 31, 2011, the investment advisory services fee was $114,394,000, which was equivalent to an annualized rate of 0.557% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$30,259	$23,776	Not applicable	Not applicable	Not applicable
Class B	3,756	687	Not applicable	Not applicable	Not applicable
Class C	11,424	Included in administrative services	$1,715	$358	Not applicable
Class F-1	4,918		2,954	242	Not applicable
Class F-2	Not applicable		1,373	42	Not applicable
Class 529-A	1,192		809	149	$613
Class 529-B	386		50	16	39
Class 529-C	1,450		191	55	145
Class 529-E	155		37	7	31
Class 529-F-1	-		38	7	29
Class R-1	450		58	36	Not applicable
Class R-2	2,723		545	1,075	Not applicable
Class R-3	2,044		605	378	Not applicable
Class R-4	701		412	21	Not applicable
Class R-5	Not applicable		392	28	Not applicable
Class R-6	Not applicable		193	7	Not applicable
Total	$59,458	$24,463	$9,372	$2,421	$857

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $209,000, shown on the accompanying financial statements, includes $379,000 in current fees (either paid in cash or deferred) and a net decrease of $170,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2011
Class A	$2,460,713	45,785	$187,694	3,477	$(2,789,952)	(52,825)	$(141,545)	(3,563)
Class B	32,391	612	2,705	51	(115,337)	(2,216)	(80,241)	(1,553)
Class C	260,977	5,001	9,443	180	(282,318)	(5,527)	(11,898)	(346)
Class F-1	752,414	14,220	27,572	514	(657,541)	(12,623)	122,445	2,111
Class F-2	396,921	7,379	12,962	240	(218,066)	(4,201)	191,817	3,418
Class 529-A	163,909	3,080	8,280	155	(65,149)	(1,242)	107,040	1,993
Class 529-B	3,537	67	254	4	(9,705)	(187)	(5,914)	(116)
Class 529-C	46,164	884	1,072	20	(19,130)	(373)	28,106	531
Class 529-E	7,749	146	355	7	(3,740)	(72)	4,364	81
Class 529-F-1	11,552	217	420	8	(6,639)	(127)	5,333	98
Class R-1	17,859	345	362	7	(17,595)	(341)	626	11
Class R-2	135,267	2,612	2,873	55	(134,874)	(2,621)	3,266	46
Class R-3	187,026	3,551	4,834	90	(155,499)	(2,962)	36,361	679
Class R-4	115,868	2,181	4,052	75	(102,384)	(1,960)	17,536	296
Class R-5	159,717	3,050	9,357	173	(327,580)	(6,059)	(158,506)	(2,836)
Class R-6	171,193	3,262	6,132	113	(41,523)	(786)	135,802	2,589
Total net increase
(decrease)	$4,923,257	92,392	$278,367	5,169	$(4,947,032)	(94,122)	$254,592	3,439

Year ended October 31, 2010
Class A	$2,711,623	55,852	$127,149	2,739	$(2,183,024)	(45,922)	$655,748	12,669
Class B	46,661	979	2,324	51	(108,873)	(2,322)	(59,888)	(1,292)
Class C	300,411	6,379	6,366	141	(201,838)	(4,384)	104,939	2,136
Class F-1	906,894	18,868	14,092	306	(445,876)	(9,484)	475,110	9,690
Class F-2	387,954	8,082	5,641	122	(95,567)	(2,014)	298,028	6,190
Class 529-A	125,515	2,614	4,939	107	(41,990)	(883)	88,464	1,838
Class 529-B	3,729	79	217	5	(6,813)	(145)	(2,867)	(61)
Class 529-C	35,858	762	609	13	(15,977)	(345)	20,490	430
Class 529-E	7,149	151	211	5	(2,843)	(60)	4,517	96
Class 529-F-1	8,568	180	232	5	(1,795)	(37)	7,005	148
Class R-1	21,739	461	260	6	(16,478)	(360)	5,521	107
Class R-2	123,950	2,644	1,907	42	(103,880)	(2,236)	21,977	450
Class R-3	162,896	3,406	3,166	69	(113,088)	(2,390)	52,974	1,085
Class R-4	138,968	2,883	2,686	58	(86,855)	(1,825)	54,799	1,116
Class R-5	137,131	2,841	7,114	153	(135,364)	(2,896)	8,881	98
Class R-6(†)	107,037	2,220	3,867	83	(71,539)	(1,513)	39,365	790
Total net increase
(decrease)	$5,226,083	108,401	$180,780	3,905	$(3,631,800)	(76,816)	$1,775,063	35,490

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,572,189,000 and $4,744,217,000, respectively, during the year ended October 31, 2011.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of October 31, 2011, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

				(amounts in thousands)
			Contract amount		Unrealized (depreciation) appreciation at
	Settlement date	Counterparty	Receive	Deliver	10/31/2011

Sales:
Brazilian reais	11/14/2011	JPMorgan Chase	$6,586	BRL11,625	$(159)
Brazilian reais	11/17/2011	JPMorgan Chase	$17,035	BRL30,000	(360)
Euros	12/7/2011	Barclays Bank PLC	$6,255	€4,500	31
					$(488)

Financial highlights

		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income to average net assets(3)
Class A:
Year ended 10/31/2011	$54.58	$.71	$(4.90)	$(4.19)	$(.78)	$-	$(.78)	$49.61	(7.80)%	$11,945	1.02%	1.02%	1.33%
Year ended 10/31/2010	44.76	.77	9.62	10.39	(.57)	-	(.57)	54.58	23.43	13,335	1.04	1.04	1.60
Year ended 10/31/2009	32.48	.76	12.03	12.79	(.51)	-	(.51)	44.76	40.04	10,369	1.18	1.17	2.11
Year ended 10/31/2008	65.91	1.13	(29.59)	(28.46)	(1.18)	(3.79)	(4.97)	32.48	(46.63)	7,371	1.01	.95	2.10
Year ended 10/31/2007	47.54	1.02	20.49	21.51	(.91)	(2.23)	(3.14)	65.91	47.79	13,752	1.02	.96	1.92
Class B:
Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)	(.36)	-	(.36)	48.55	(8.51)	304	1.80	1.80	.54
Year ended 10/31/2010	43.87	.38	9.43	9.81	(.26)	-	(.26)	53.42	22.48	417	1.82	1.82	.81
Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	-	(.11)	43.87	38.94	399	1.96	1.95	1.35
Year ended 10/31/2008	64.48	.70	(28.92)	(28.22)	(.79)	(3.79)	(4.58)	31.68	(47.04)	308	1.79	1.73	1.32
Year ended 10/31/2007	46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588	1.79	1.73	1.14
Class C:
Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)	(.44)	-	(.44)	47.91	(8.51)	1,007	1.79	1.79	.56
Year ended 10/31/2010	43.43	.39	9.31	9.70	(.33)	-	(.33)	52.80	22.51	1,128	1.82	1.82	.83
Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	-	(.10)	43.43	39.03	835	1.90	1.89	1.36
Year ended 10/31/2008	63.83	.67	(28.59)	(27.92)	(.80)	(3.79)	(4.59)	31.32	(47.06)	551	1.81	1.76	1.29
Year ended 10/31/2007	46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033	1.83	1.78	1.10
Class F-1:
Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)	(.80)	-	(.80)	49.28	(7.78)	1,816	1.02	1.02	1.34
Year ended 10/31/2010	44.51	.77	9.55	10.32	(.60)	-	(.60)	54.23	23.43	1,884	1.04	1.04	1.61
Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	-	(.50)	44.51	40.14	1,115	1.11	1.11	2.13
Year ended 10/31/2008	65.54	1.11	(29.39)	(28.28)	(1.19)	(3.79)	(4.98)	32.28	(46.64)	686	1.02	.96	2.08
Year ended 10/31/2007	47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289	1.02	.96	1.91
Class F-2:
Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)	(.92)	-	(.92)	49.71	(7.54)	923	.76	.76	1.61
Year ended 10/31/2010	44.86	.91	9.63	10.54	(.72)	-	(.72)	54.68	23.77	829	.76	.76	1.89
Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	-	(.56)	44.86	40.51	402	.83	.82	1.89
Period from 8/1/2008 to 10/31/2008(4)	52.88	.19	(20.57)	(20.38)	-	-	-	32.50	(38.52)	47	.20	.19	.49
Class 529-A:
Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)	(.77)	-	(.77)	49.29	(7.81)	602	1.06	1.06	1.30
Year ended 10/31/2010	44.51	.75	9.55	10.30	(.57)	-	(.57)	54.24	23.37	555	1.08	1.08	1.57
Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	-	(.52)	44.51	40.06	374	1.18	1.17	2.09
Year ended 10/31/2008	65.60	1.10	(29.43)	(28.33)	(1.17)	(3.79)	(4.96)	32.31	(46.66)	234	1.05	.99	2.06
Year ended 10/31/2007	47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355	1.07	1.01	1.87
Class 529-B:
Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)	(.33)	-	(.33)	48.17	(8.58)	33	1.88	1.88	.46
Year ended 10/31/2010	43.57	.34	9.37	9.71	(.26)	-	(.26)	53.02	22.38	42	1.90	1.90	.73
Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	-	(.14)	43.57	38.91	37	2.01	2.00	1.29
Year ended 10/31/2008	64.17	.64	(28.75)	(28.11)	(.76)	(3.79)	(4.55)	31.51	(47.10)	26	1.88	1.82	1.23
Year ended 10/31/2007	46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42	1.90	1.84	1.03
Class 529-C:
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)	(.42)	-	(.42)	48.05	(8.58)	142	1.88	1.88	.49
Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	-	(.30)	52.98	22.39	129	1.89	1.89	.76
Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	-	(.13)	43.57	38.89	87	2.00	2.00	1.26
Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)	(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87	1.82	1.24
Year ended 10/31/2007	46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86	1.90	1.84	1.04
Class 529-E:
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)	(.64)	-	(.64)	48.87	(8.10)	30	1.35	1.35	1.00
Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	-	(.47)	53.81	23.01	29	1.38	1.38	1.27
Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	-	(.37)	44.19	39.61	19	1.49	1.48	1.78
Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)	(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36	1.31	1.74
Year ended 10/31/2007	47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19	1.39	1.33	1.55

Class 529-F-1:
Year ended 10/31/2011	$54.31	$.79	$(4.88)	$(4.09)	$(.86)	$-	$(.86)	$49.36	(7.65)%	$28	.87%	.87%	1.50%
Year ended 10/31/2010	44.55	.85	9.56	10.41	(.65)	-	(.65)	54.31	23.63	26	.88	.88	1.77
Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	-	(.59)	44.55	40.31	15	.99	.98	2.27
Year ended 10/31/2008	65.66	1.20	(29.46)	(28.26)	(1.25)	(3.79)	(5.04)	32.36	(46.55)	9	.86	.81	2.24
Year ended 10/31/2007	47.36	1.09	20.40	21.49	(.96)	(2.23)	(3.19)	65.66	47.98	15	.89	.83	2.05
Class R-1:
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)	(.42)	-	(.42)	47.98	(8.53)	41	1.82	1.82	.53
Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	-	(.35)	52.87	22.44	44	1.85	1.85	.80
Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	-	(.14)	43.51	38.94	32	1.96	1.96	1.20
Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)	(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79	1.74	1.28
Year ended 10/31/2007	46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25	1.86	1.79	1.11
Class R-2:
Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)	(.41)	-	(.41)	48.04	(8.49)	333	1.80	1.80	.55
Year ended 10/31/2010	43.50	.37	9.33	9.70	(.29)	-	(.29)	52.91	22.45	364	1.84	1.84	.80
Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	-	(.15)	43.50	38.80	280	2.03	2.02	1.22
Year ended 10/31/2008	64.18	.65	(28.74)	(28.09)	(.82)	(3.79)	(4.61)	31.48	(47.09)	157	1.87	1.81	1.24
Year ended 10/31/2007	46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245	1.90	1.76	1.12
Class R-3:
Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)	(.63)	-	(.63)	48.97	(8.09)	395	1.35	1.35	1.00
Year ended 10/31/2010	44.29	.61	9.50	10.11	(.49)	-	(.49)	53.91	23.01	398	1.38	1.38	1.28
Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	-	(.37)	44.29	39.66	279	1.47	1.46	1.77
Year ended 10/31/2008	65.24	.92	(29.25)	(28.33)	(1.03)	(3.79)	(4.82)	32.09	(46.82)	149	1.37	1.31	1.74
Year ended 10/31/2007	47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238	1.39	1.33	1.55
Class R-4:
Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)	(.79)	-	(.79)	49.46	(7.80)	258	1.01	1.01	1.34
Year ended 10/31/2010	44.68	.78	9.59	10.37	(.62)	-	(.62)	54.43	23.46	268	1.03	1.03	1.63
Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	-	(.53)	44.68	40.13	170	1.11	1.10	2.07
Year ended 10/31/2008	65.83	1.11	(29.54)	(28.43)	(1.18)	(3.79)	(4.97)	32.43	(46.64)	78	1.04	.98	2.09
Year ended 10/31/2007	47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107	1.06	1.00	1.88
Class R-5:
Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)	(.92)	-	(.92)	49.85	(7.50)	363	.71	.71	1.57
Year ended 10/31/2010	44.94	.91	9.66	10.57	(.70)	-	(.70)	54.81	23.79	554	.74	.74	1.90
Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	-	(.66)	44.94	40.56	450	.80	.80	2.65
Year ended 10/31/2008	66.19	1.27	(29.70)	(28.43)	(1.32)	(3.79)	(5.11)	32.65	(46.48)	495	.73	.68	2.37
Year ended 10/31/2007	47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728	.76	.70	2.17
Class R-6:
Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)	(.95)	-	(.95)	49.80	(7.46)	426	.66	.66	1.70
Year ended 10/31/2010	44.85	.94	9.65	10.59	(.68)	-	(.68)	54.76	23.89	327	.68	.68	1.96
Six months ended 10/31/2009(4)	34.02	.40	10.43	10.83	-	-	-	44.85	31.83	232	.75 (5)	.75 (5)	1.94 (5)

	Year ended October 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	25%	20%	36%	35%	31%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 9, 2011

Expense example
                                                                                                                                              unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2011, through October 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2011	Ending account value 10/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$864.16	$4.79	1.02%
Class A -- assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class B -- actual return	1,000.00	860.79	8.44	1.80
Class B -- assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class C -- actual return	1,000.00	860.89	8.40	1.79
Class C -- assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class F-1 -- actual return	1,000.00	864.27	4.79	1.02
Class F-1 -- assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class F-2 -- actual return	1,000.00	865.40	3.57	.76
Class F-2 -- assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 529-A -- actual return	1,000.00	864.15	5.03	1.07
Class 529-A -- assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class 529-B -- actual return	1,000.00	860.32	8.91	1.90
Class 529-B -- assumed 5% return	1,000.00	1,015.63	9.65	1.90
Class 529-C -- actual return	1,000.00	860.48	8.86	1.89
Class 529-C -- assumed 5% return	1,000.00	1,015.68	9.60	1.89
Class 529-E -- actual return	1,000.00	862.80	6.34	1.35
Class 529-E -- assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class 529-F-1 -- actual return	1,000.00	864.89	4.14	.88
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.77	4.48	.88
Class R-1 -- actual return	1,000.00	860.76	8.54	1.82
Class R-1 -- assumed 5% return	1,000.00	1,016.03	9.25	1.82
Class R-2 -- actual return	1,000.00	860.92	8.44	1.80
Class R-2 -- assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class R-3 -- actual return	1,000.00	862.75	6.34	1.35
Class R-3 -- assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-4 -- actual return	1,000.00	864.21	4.75	1.01
Class R-4 -- assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class R-5 -- actual return	1,000.00	865.60	3.34	.71
Class R-5 -- assumed 5% return	1,000.00	1,021.63	3.62	.71
Class R-6 -- actual return	1,000.00	865.92	3.10	.66
Class R-6 -- assumed 5% return	1,000.00	1,021.88	3.36	.66

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2011:

Foreign taxes	$0.09 per share
Foreign source income	$1.33 per share
Qualified dividend income	$304,299,000
Corporate dividends received deduction	$18,227,000
U.S. government income that may be exempt from state taxation	$204,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011 (the most recent calendar quarter-end):

			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–18.75%	2.40%	11.80%
Not reflecting CDSC	–14.50	2.75	11.80

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–15.36	2.75	11.61
Not reflecting CDSC	–14.51	2.75	11.61

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–13.85	3.56	12.49

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–13.61	—	–3.52

Class 529-A shares4 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–18.83	2.30	10.31
Not reflecting maximum sales charge	–13.88	3.52	10.99

Class 529-B shares2,4 — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–18.83	2.31	10.21
Not reflecting CDSC	–14.58	2.67	10.21

Class 529-C shares4 — first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–15.43	2.67	10.10
Not reflecting CDSC	–14.58	2.67	10.10

Class 529-E shares3,4 — first sold 3/22/02	–14.11	3.20	10.01

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–13.71	3.71	12.92

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Elisabeth Allison, 65	1999	Senior Business Advisor, Harvard Medical School; former Partner, ANZI, Ltd. (transactional work
		specializing in joint ventures and strategic alliances)

Vanessa C.L. Chang, 59	2005	Director, EL & EL Investments (real estate)

Jaime Chico Pardo, 61	2011	Chairman of the Board and CEO, ENESA (private
		fund primarily operating and investing in the energy
		and health care sectors); former Co-Chairman,
		IDEAL (public company investing and operating
		infrastructure assets); former Vice Chairman of the
		Board and CEO, TELMEX (telecommunications)

Nicholas Donatiello, Jr., 51	2008	President and CEO, Odyssey Ventures, Inc.
		(business strategy and marketing consulting)

Robert A. Fox, 74	1999	Managing General Partner, Fox Investments LP;
		corporate director

Koichi Itoh, 71	1999	Chairman of the Board, Itoh Building Co., Ltd.
Chairman of the Board		(building management)
(Independent and
Non-Executive)

William H. Kling, 69	1999	President Emeritus, American Public Media

John G. McDonald, 74	1999	Stanford Investors Professor, Graduate School of
		Business, Stanford University

William I. Miller, 55	1999	President, The Wallace Foundation; Chairman of the
		Board, Irwin Management Company; former
		Chairman of the Board and CEO, Irwin Financial
		Corporation

Alessandro Ovi, 67	2001	Publisher and Editor, Technology Review; President,
		TechRev.srl; former Special Advisor to the Italian
		Prime Minister; former Special Advisor to the
		President of the European Commission

“Independent” directors1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Elisabeth Allison, 65	3	None

Vanessa C.L. Chang, 59	3	Edison International

Jaime Chico Pardo, 61	3	AT&T; Honeywell International; IDEAL

Nicholas Donatiello, Jr., 51	3	Dolby Laboratories, Inc.

Robert A. Fox, 74	9	None

Koichi Itoh, 71	6	None
Chairman of the Board
(Independent and
Non-Executive)

William H. Kling, 69	10	None

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

William I. Miller, 55	3	Cummins, Inc.

Alessandro Ovi, 67	3	Guala Closures SpA; Landi Renzo SpA;
		ST Microelectronics SNV; Telecom Italia Media SpA

“Interested” directors5
	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gina H. Despres, 70	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.6

Robert W. Lovelace, 49	1999	Executive Vice President and Director, Capital
President		Research and Management Company; Senior Vice
		President — Capital World Investors, Capital
		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

“Interested” directors5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Gina H. Despres, 70	3	None
Vice Chairman of the Board

Robert W. Lovelace, 49	2	None
President

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at
800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Mark E. Denning, 54	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6
		Director, Capital Research and Management
		Company

Nicholas J. Grace, 45	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company6

Michael J. Thawley, 61	2008	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President and
		International Advisor, Capital Strategy Research,
		Inc.;6 former Australian Ambassador to the United
		States

David C. Barclay, 55	1999	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company; Director,
		Capital Research and Management Company

Michael J. Downer, 56	2003	Director, Senior Vice President, Secretary and
Vice President		Coordinator of Legal and Compliance — Capital
		Research and Management Company; Director,
		American Funds Distributors, Inc.;6 Chairman of the
		Board, Capital Bank and Trust Company6

Bradford F. Freer, 42	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company6

F. Galen Hoskin, 47	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Strategy Research, Inc.6

Carl M. Kawaja, 47	1999	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company;
		Director, Capital International, Inc.;6 Chairman of the
		Board, Capital International Asset Management
		(Canada), Inc.;6 Director, The Capital Group
		Companies, Inc.6

Winnie Kwan, 39	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 55	1999	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Brian C. Janssen, 39	2010	Senior Manager — Fund Accounting, Capital
Treasurer		Research and Management Company

Tanya Schneider, 39	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 37	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director or a trustee of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2011, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-936-1211P

Litho in USA KBDA/Q/8066-S28704

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$84,000
2011	$94,000

b) Audit-Related Fees:
2010	$5,000
2011	$6,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$39,000
2011	$38,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$999,000
2011	$1,005,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$13,000
2011	$36,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,458,000 for fiscal year 2010 and $1,647,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio

October 31, 2011

Common stocks — 82.04%	Shares	Value (000)

FINANCIALS — 11.07%
Agricultural Bank of China, Class H1	351,184,000	$154,714
Itaú Unibanco Holding SA, preferred nominative	5,725,122	109,144
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,973,436	37,732
PT Bank Rakyat Indonesia (Persero) Tbk1	186,645,600	139,431
Kasikornbank PCL1	28,400,065	114,159
Kasikornbank PCL, nonvoting depository receipt1	5,344,935	21,254
Itaúsa – Investimentos Itaú SA, preferred nominative	17,550,028	109,889
Prudential PLC1	8,774,326	90,767
Banco Bilbao Vizcaya Argentaria, SA1	9,544,811	85,867
Housing Development Finance Corp. Ltd.1	5,001,090	70,150
Industrial and Commercial Bank of China Ltd., Class H1	109,590,195	67,285
ICICI Bank Ltd.1	3,503,412	66,065
China Life Insurance Co. Ltd., Class H1	24,745,000	63,949
Ping An Insurance (Group) Co. of China, Ltd., Class H1	8,710,000	63,116
Sberbank of Russia (ADR)	5,420,000	58,265
Bank of the Philippine Islands1	41,870,809	56,965
Banco Santander (Brasil) SA, units	4,845,565	43,605
Banco Santander (Brasil) SA, units (ADR)	1,090,565	9,924
Kotak Mahindra Bank Ltd.1	4,904,301	51,195
HDFC Bank Ltd.1	4,700,000	46,959
Metro Pacific Investments Corp.1	621,260,800	46,633
Banco Bradesco SA, preferred nominative	2,460,099	44,492
SM Prime Holdings, Inc.1	131,365,152	39,493
China Construction Bank Corp., Class H1	47,834,350	34,770
CIMB Group Holdings Bhd.1	14,000,000	34,340
ACE Ltd.	425,000	30,664
Türkiye Garanti Bankasi AS1	8,559,582	30,057
Banco Santander, SA1	3,421,250	29,258
Banco Santander, SA1,2	69,821	597
DLF Ltd.1	5,898,801	29,019
Bank of China Ltd., Class H1	77,099,000	27,194
Sun Hung Kai Properties Ltd.1	1,983,000	27,034
AIA Group Ltd.1	8,121,000	24,495
Standard Chartered PLC1	1,025,000	23,879
Grupo Financiero Banorte, SAB de CV, Series O	6,560,000	22,402
Türkiye Is Bankasi AS, Class C1	8,077,433	18,768
OJSC NOMOS Bank (GDR)1,2,3	1,400,000	17,374
Longfor Properties Co. Ltd.1	12,648,500	15,863
BankMuscat (SAOG) (GDR)1	2,006,630	14,812
Bank Pekao SA1	280,000	12,945
CapitaMalls Asia Ltd.1	11,825,000	12,731
Commercial Bank of Qatar QSC (GDR)1,3	1,875,000	8,592
Commercial Bank of Qatar QSC (GDR)1	400,000	1,833
Ayala Land, Inc.1	25,000,000	9,346
BM&F BOVESPA SA, ordinary nominative	1,467,000	8,758
Bangkok Bank PCL, nonvoting depository receipt1	1,810,000	8,686
First Pacific Co. Ltd.1	8,118,200	8,421
Kerry Properties Ltd.1	2,104,678	7,745
China Taiping Insurance Holdings Co. Ltd.1,2	2,730,000	5,918
Citigroup Inc.	150,000	4,738
C C Land Holdings Ltd.1	13,336,000	3,121
		2,064,413

CONSUMER STAPLES — 10.97%
Nestlé SA1	4,134,900	239,285
OJSC Magnit (GDR)1,3	3,095,500	77,764
OJSC Magnit (GDR)1	3,040,300	76,377
Anheuser-Busch InBev NV1	2,579,592	143,218
Shoprite Holdings Ltd.1	7,925,000	115,529
Pernod Ricard SA1	1,039,573	96,874
United Spirits Ltd.1	5,209,930	93,404
British American Tobacco PLC1	1,975,000	90,380
SABMiller PLC1	1,926,000	69,887
Wilmar International Ltd.1	15,871,000	68,131
Olam International Ltd.1	30,945,897	61,872
Olam International Ltd.1,3	1,461,599	2,922
Wal-Mart de México, SAB de CV, Series V (ADR)	1,890,000	48,573
Wal-Mart de México, SAB de CV, Series V	3,874,000	10,003
Coca-Cola Co.	805,000	54,998
PepsiCo, Inc.	842,800	53,054
Coca-Cola Icecek AS, Class C1	3,853,750	52,216
Danone SA1	754,765	52,174
M. Dias Branco SA, ordinary nominative	1,855,000	47,530
Grupo Nutresa SA	3,864,997	46,811
United Breweries Ltd.1,2	5,131,864	43,604
Tesco PLC1	6,637,163	42,776
China Yurun Food Group Ltd.1	24,584,000	42,262
Grupo Modelo, SAB de CV, Series C	6,510,000	41,272
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	1,150,000	38,778
L’Oréal SA1	325,000	35,793
Tingyi (Cayman Islands) Holding Corp.1	12,124,000	34,266
Procter & Gamble Co.	513,000	32,827
Unilever NV, depository receipts1	950,000	32,668
China Resources Enterprise, Ltd.1	7,976,000	29,007
X5 Retail Group NV (GDR)1,2,3	800,000	23,896
X5 Retail Group NV (GDR)1,2	160,000	4,779
Henkel KGaA, non-voting1	470,000	27,889
Nestlé India Ltd.1	262,500	22,865
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	22,757
Avon Products, Inc.	1,150,000	21,022
Grupo Comercial Chedraui, SAB de CV, Class B	8,152,700	19,618
PT Indofood CBP Sukses Makmur Tbk1	24,566,000	14,570
Japan Tobacco Inc.1	2,665	13,360
Colgate-Palmolive Co.	7,300	660
		2,045,671

CONSUMER DISCRETIONARY — 10.91%
Hankook Tire Co., Ltd.1	3,952,270	158,412
Truworths International Ltd.1	11,751,500	118,153
Swatch Group Ltd, non-registered shares1	130,450	54,699
Swatch Group Ltd1	568,022	41,552
Honda Motor Co., Ltd.1	3,055,000	92,083
Golden Eagle Retail Group Ltd.1	36,677,000	89,379
Bayerische Motoren Werke AG1	1,032,934	84,180
Kia Motors Corp.1	1,275,000	82,399
Toyota Motor Corp.1	2,358,000	78,841
Naspers Ltd., Class N1	1,649,800	78,222
Hyundai Mobis Co., Ltd.1	270,000	77,905
McDonald’s Corp.	750,000	69,637
Li & Fung Ltd.1	34,939,800	67,447
Modern Times Group MTG AB, Class B1	1,267,000	66,708
Parkson Holdings Bhd.1	36,539,983	66,408
Hero MotoCorp Ltd.1	1,481,394	66,183
Hyundai Motor Co.1	325,000	65,924
Zhongsheng Group Holdings Ltd.1	37,410,000	65,059
Ctrip.com International, Ltd. (ADR)2	1,849,000	64,456
Tata Motors Ltd.1	15,332,226	62,022
Melco Crown Entertainment Ltd. (ADR)2	5,322,000	61,043
Wynn Macau, Ltd.1	21,328,400	58,571
Daimler AG1	770,000	39,118
Nissan Motor Co., Ltd.1	4,170,000	38,418
Dongfeng Motor Group Co., Ltd., Class H1	21,435,000	34,984
Nikon Corp.1	1,480,000	33,218
Shangri-La Asia Ltd.1	14,970,000	29,848
REXLot Holdings Ltd.1,4	388,304,500	27,091
PT Astra International Tbk1	3,282,000	25,123
Techtronic Industries Co. Ltd.1	23,902,000	20,722
LG Electronics Inc., nonvoting preferred1	858,000	19,410
GOME Electrical Appliances Holding Ltd.1	62,774,000	18,852
Desarrolladora Homex, SA de CV (ADR)2	1,060,000	15,858
Intercontinental Hotels Group PLC1	830,000	15,312
Sands China Ltd.1,2	4,610,000	13,564
CFAO1	335,000	12,946
Maruti Suzuki India Ltd.1	466,000	10,740
TVN SA1	2,500,000	9,952
		2,034,439

INDUSTRIALS — 7.43%
International Container Terminal Services, Inc.1	96,994,000	125,334
Schneider Electric SA1	1,813,682	105,055
Cummins Inc.	912,000	90,680
AirAsia Bhd.1	61,310,000	77,309
Legrand SA1	2,167,830	76,470
Siemens AG1	623,700	65,370
Intertek Group PLC1	1,940,500	63,752
Jardine Matheson Holdings Ltd.1	1,195,000	59,904
Bureau Veritas SA1	707,716	54,850
CCR SA, ordinary nominative	1,970,000	54,217
United Technologies Corp.	607,000	47,334
Atlas Copco AB, Class A1	1,464,500	31,845
Atlas Copco AB, Class B1	723,000	14,042
Aggreko PLC1	1,593,032	43,555
Johnson Electric Holdings Ltd.1	73,912,000	43,071
SGS SA1	23,101	39,504
Cebu Air, Inc.1	20,046,500	35,671
Container Corp. of India Ltd.1	1,674,253	33,693
Kühne + Nagel International AG1	268,000	33,176
Komatsu Ltd.1	1,179,500	29,042
Outotec Oyj1	610,000	28,192
KONE Oyj, Class B1	452,900	24,900
Noble Group Ltd.1	17,102,000	20,823
Koc Holding AS, Class B1	5,383,000	19,167
Vestas Wind Systems A/S1,2	1,198,617	18,589
Hutchison Port Holdings Trust1,3	26,698,000	17,655
Hutchison Port Holdings Trust1	1,400,000	926
Beijing Enterprises Holdings Ltd.1	3,235,000	17,907
Prysmian SpA1	1,176,622	17,686
KBR, Inc.	562,601	15,702
Murray & Roberts Holdings Ltd.1,2	4,200,000	12,724
Samsung Engineering Co., Ltd.1	62,000	12,659
Kubota Corp.1	1,193,000	9,812
Daelim Industrial Co., Ltd.1	105,916	9,187
China Railway Construction Corp. Ltd., Class H1	14,057,500	8,374
PT Bakrie & Brothers Tbk1,2	1,349,447,600	7,811
Dalian Port (PDA) Co. Ltd., Class H1	28,192,000	7,207
Daikin Industries, Ltd.1	225,000	6,666
ASSA ABLOY AB, Class B1	231,000	5,607
		1,385,468

MATERIALS — 7.11%
Linde AG1	885,809	140,632
PT Semen Gresik (Persero) Tbk1	87,146,500	92,697
Holcim Ltd1,2	1,439,767	91,241
PT Indocement Tunggal Prakarsa Tbk1	40,248,100	72,866
K+S AG1	895,000	56,719
Ambuja Cements Ltd.1	17,006,672	54,111
Celanese Corp., Series A	1,196,000	52,086
Israel Chemicals Ltd.1	4,359,400	51,935
Givaudan SA1	55,362	50,324
Sigma-Aldrich Corp.	710,000	46,491
Orica Ltd.1	1,715,000	46,042
Yara International ASA1	955,000	45,098
Nitto Denko Corp.1	1,065,000	44,824
ArcelorMittal1	2,060,000	42,456
Sinofert Holdings Ltd.1	111,712,000	36,662
Potash Corp. of Saskatchewan Inc.	765,000	36,207
African Minerals Ltd.1,2,3	3,486,800	24,609
African Minerals Ltd.1,2	1,601,202	11,301
BHP Billiton PLC1	1,092,288	34,384
Impala Platinum Holdings Ltd.1	1,359,083	31,196
Northam Platinum Ltd.1	7,880,000	30,404
Aquarius Platinum Ltd.1	9,230,000	26,626
Akzo Nobel NV1	480,000	25,241
Vale SA, Class A, preferred nominative	1,032,000	24,525
Wacker Chemie AG1	228,000	22,930
Fibria Celulose SA, ordinary nominative (ADR)	2,566,500	22,765
China Shanshui Cement Group Ltd.1	30,293,000	22,601
Anhui Conch Cement Co. Ltd., Class H1	4,460,000	16,212
Petropavlovsk PLC1	1,283,702	15,124
ACC Ltd.1	490,000	11,986
Vedanta Resources PLC1	523,918	10,700
Duratex SA, ordinary nominative	1,970,400	10,673
First Quantum Minerals Ltd.	486,000	10,195
Sika AG, non-registered shares1	4,850	9,494
OCI Co. Ltd.1	19,540	4,016
Sino-Forest Corp.1,2	387,000	266
		1,325,639

HEALTH CARE — 6.93%
Teva Pharmaceutical Industries Ltd. (ADR)	3,714,000	151,717
Novo Nordisk A/S, Class B1	1,436,600	151,701
Baxter International Inc.	2,697,000	148,281
Amil Participações SA, ordinary nominative	14,633,090	148,048
JSC Pharmstandard (GDR)1,2,4	7,720,618	136,804
JSC Pharmstandard (GDR)1,2,3,4	392,700	6,958
Hikma Pharmaceuticals PLC1	8,053,080	87,087
Cochlear Ltd.1	1,390,000	84,916
Shandong Weigao Group Medical Polymer Co. Ltd., Class H1	58,360,000	60,168
Krka, dd, Novo mesto1	755,000	55,968
Novartis AG1	955,000	53,950
Bayer AG1	840,500	53,607
Grifols, SA1,2	2,304,967	42,859
Sinopharm Group Co. Ltd., Class H1	14,704,025	39,963
Richter Gedeon Nyrt1	236,600	37,867
PT Kalbe Farma Tbk1	53,500,000	20,793
Essilor International1	149,700	10,829
		1,291,516

INFORMATION TECHNOLOGY — 6.91%
Samsung Electronics Co. Ltd.1	239,462	207,718
Mail.ru Group Ltd. (GDR)1,2	3,910,691	134,346
Kingboard Chemical Holdings Ltd.1	35,135,632	119,205
Tencent Holdings Ltd.1	4,006,000	91,757
HTC Corp.1	3,978,686	88,472
Google Inc., Class A2	145,800	86,407
NetEase.com, Inc. (ADR)2	1,795,064	85,032
Infosys Ltd.1	1,318,500	77,641
Taiwan Semiconductor Manufacturing Co. Ltd.1	20,250,000	49,386
Oracle Corp.	1,500,000	49,155
HOYA Corp.1	2,039,800	44,747
Avago Technologies Ltd.	1,109,000	37,451
Yahoo! Inc.2	2,213,000	34,611
Corning Inc.	2,165,000	30,938
Redecard SA, ordinary nominative	1,617,600	27,182
Cielo SA, ordinary nominative	880,051	23,323
LG Display Co., Ltd.1	1,075,000	21,734
MediaTek Inc.1	1,842,403	19,351
Spectris PLC1	647,000	13,192
Halma PLC1	2,225,000	11,952
Kingboard Laminates Holdings Ltd.1	21,048,606	11,337
Applied Materials, Inc.	790,000	9,733
Murata Manufacturing Co., Ltd.1	139,800	7,784
Nokia Corp.1	608,200	4,098
Nokia Corp. (ADR)	289,300	1,947
		1,288,499

TELECOMMUNICATION SERVICES — 6.79%
América Móvil, SAB de CV, Series L (ADR)	16,295,348	414,228
América Móvil, SAB de CV, Series L	16,880,000	21,545
MTN Group Ltd.1	10,406,491	180,391
Turkcell Iletisim Hizmetleri AS1,2	29,865,000	147,225
SOFTBANK CORP.1	4,095,200	133,229
Millicom International Cellular SA (SDR)1	1,076,800	118,220
PT XL Axiata Tbk1	134,598,165	75,163
China Telecom Corp. Ltd., Class H1	61,182,000	38,075
China Communications Services Corp. Ltd., Class H1	79,806,000	36,255
Telekomunikacja Polska SA1	5,000,200	26,532
Philippine Long Distance Telephone Co.1	382,700	21,345
Bharti Airtel Ltd.1	2,580,000	20,660
Telefónica, SA1	940,000	20,055
OJSC Mobile TeleSystems (ADR)	510,000	7,288
Portugal Telecom, SGPS, SA1	615,000	4,402
Tele Norte Leste Participações SA, ordinary nominative	70,300	860
		1,265,473

ENERGY — 6.29%
InterOil Corp.2,4	2,465,375	117,130
Royal Dutch Shell PLC, Class B1	3,140,000	112,686
Oil Search Ltd.1	14,450,000	97,303
OAO Gazprom (ADR)1	8,142,000	94,343
Essar Energy PLC1,2	15,193,500	74,647
Pacific Rubiales Energy Corp.	2,604,328	60,722
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,916,900	51,775
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	200,000	5,058
Heritage Oil Ltd.1,2,4	15,788,874	55,091
Saipem SpA, Class S1	995,000	44,202
Cairn India Ltd.1,2	7,247,000	43,923
Noble Energy, Inc.	400,000	35,736
TOTAL SA1	500,000	26,147
TOTAL SA (ADR)	155,000	8,107
China National Offshore Oil Corp.1	17,636,000	33,333
Woodside Petroleum Ltd.1	879,000	33,081
Tenaris SA (ADR)	930,000	29,583
Gulf Keystone Petroleum Ltd.1,2,3	13,140,000	27,739
Gulf Keystone Petroleum Ltd.1,2	624,750	1,319
Nexen Inc.	1,526,184	25,923
INPEX CORP.1	3,665	24,112
Cobalt International Energy, Inc.2	2,300,000	23,736
Sasol Ltd.1	440,000	19,876
Chevron Corp.	175,500	18,436
BP PLC1	2,480,000	18,280
Eurasia Drilling Co. Ltd. (GDR)1,3	589,863	13,857
Eurasia Drilling Co. Ltd. (GDR)1	182,978	4,298
Türkiye Petrol Rafinerileri AS1	670,000	15,077
Gran Tierra Energy Inc.2	2,000,000	12,160
ConocoPhillips	165,000	11,492
Eni SpA1	472,000	10,394
OAO TMK (GDR)1,3	692,815	8,879
PT Adaro Energy Tbk1	37,972,000	8,500
Reliance Industries Ltd.1	297,000	5,300
		1,172,245

UTILITIES — 2.68%
Power Grid Corp. of India Ltd.1	47,664,835	102,269
ENN Energy Holdings Ltd.1	20,052,000	72,403
PT Perusahaan Gas Negara (Persero) Tbk1	217,911,000	71,448
GAIL (India) Ltd.1	7,767,200	67,219
International Power PLC1	9,080,000	49,231
Cheung Kong Infrastructure Holdings Ltd.1	8,340,000	44,609
CLP Holdings Ltd.1	3,125,000	27,819
PGE Polska Grupa Energetyczna SA1	4,082,000	25,033
Cia. de Saneamento Básico do Estado de São Paulo – SABESP, ordinary nominative	618,000	16,954
Cia. Energética de Minas Gerais – CEMIG, preferred nominative (ADR)	534,400	9,106
Cia. Energética de Minas Gerais – CEMIG, preferred nominative	370,000	6,185
NTPC Ltd.1	2,071,532	7,572
		499,848

MISCELLANEOUS — 4.95%
Other common stocks in initial period of acquisition		923,535

Total common stocks (cost: $12,797,318,000)		15,296,746

Warrants — 0.00%	Shares

INFORMATION TECHNOLOGY — 0.00%
Kingboard Chemical Holdings Ltd., warrants, expire 20122	3,528,784	518

Total warrants (cost: $0)		518

	Principal amount
Bonds & notes — 10.40%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 8.54%
Brazil (Federal Republic of) 6.00% 20155	BRL12,259	7,484
Brazil (Federal Republic of) Global 6.00% 2017	$10,925	12,755
Brazil (Federal Republic of) 10.00% 2017	BRL 9,115	5,019
Brazil (Federal Republic of) 6.00% 20175	33,703	20,595
Brazil (Federal Republic of) Global 8.00% 20186	$17,137	20,179
Brazil (Federal Republic of) Global 8.875% 2019	6,100	8,488
Brazil (Federal Republic of) 6.00% 20205	BRL22,616	13,060
Brazil (Federal Republic of) Global 4.875% 2021	$18,900	20,970
Brazil (Federal Republic of) Global 12.50% 2022	BRL12,900	9,373
Brazil (Federal Republic of) Global 10.125% 2027	$11,500	18,630
Brazil (Federal Republic of) Global 7.125% 2037	11,730	15,748
Brazil (Federal Republic of) Global 11.00% 2040	20,620	27,342
Brazil (Federal Republic of) Global 5.625% 2041	11,300	12,814
Brazil (Federal Republic of) 6.00% 20455	BRL22,476	14,038
United Mexican States Government Global 6.375% 2013	$32,880	34,935
United Mexican States Government, Series MI10, 8.00% 2013	MXN 56,068	4,503
United Mexican States Government, Series MI10, 9.50% 2014	440,000	37,542
United Mexican States Government, Series M10, 8.00% 2015	130,000	10,844
United Mexican States Government Global 5.625% 2017	$14,550	16,660
United Mexican States Government 3.50% 20175	MXN125,286	10,705
United Mexican States Government Global, Series A, 5.125% 2020	$18,020	20,164
United Mexican States Government, Series M, 6.50% 2021	MXN200,000	15,414
United Mexican States Government, Series M30, 10.00% 2036	180,000	17,354
United Mexican States Government Global 6.05% 2040	$20,580	24,233
United Mexican States Government 5.75% 2110	8,000	8,168
Turkey (Republic of) 11.50% 2012	6,000	6,120
Turkey (Republic of) 10.00% 20125	TRY44,319	26,114
Turkey (Republic of) 16.00% 2012	7,500	4,333
Turkey (Republic of) 16.00% 2013	18,400	11,523
Turkey (Republic of) 4.00% 20155	46,088	27,554
Turkey (Republic of) 7.25% 2015	$10,150	11,419
Turkey (Republic of) 10.00% 2015	TRY24,587	14,182
Turkey (Republic of) 7.00% 2016	$32,750	37,335
Turkey (Republic of) 6.75% 2018	31,160	35,250
Turkey (Republic of) 7.00% 2019	3,500	4,060
Turkey (Republic of) 6.875% 2036	7,500	8,344
Turkey (Republic of) 6.75% 2040	3,000	3,285
Colombia (Republic of) Global 10.00% 2012	18,725	19,076
Colombia (Republic of) Global 10.75% 2013	$9,840	10,927
Colombia (Republic of) Global 8.25% 2014	3,100	3,683
Colombia (Republic of) Global 12.00% 2015	COP43,100,000	29,383
Colombia (Republic of) Global 7.375% 2017	$6,400	7,808
Colombia (Republic of) Global 11.75% 2020	2,420	3,763
Colombia (Republic of) Global 4.375% 2021	11,185	11,716
Colombia (Republic of) Global 8.125% 2024	6,570	8,988
Colombia (Republic of) Global 9.85% 2027	COP7,835,000	5,946
Colombia (Republic of) Global 7.375% 2037	$18,760	25,654
Colombia (Republic of) Global 6.125% 2041	11,095	13,286
Indonesia (Republic of), Series 30, 10.75% 2016	IDR180,000,000	24,505
Indonesia (Republic of) 6.875% 2018	$7,746	9,179
Indonesia (Republic of) 5.875% 2020	33,000	37,785
Indonesia (Republic of) 4.875% 20213	14,840	15,990
Indonesia (Republic of) 4.875% 2021	12,870	13,867
Indonesia (Republic of) 8.50% 2035	5,200	7,540
Philippines (Republic of), Series 743, 8.75% 2013	PHP160,000	4,090
Philippines (Republic of) 8.25% 2014	$13,155	14,882
Philippines (Republic of) 9.375% 2017	4,000	5,230
Philippines (Republic of) 9.875% 2019	10,800	14,877
Philippines (Republic of) 4.95% 2021	PHP700,000	15,843
Philippines (Republic of) 7.75% 2031	$16,070	21,574
Philippines (Republic of) 6.375% 2034	3,700	4,403
Philippines (Republic of) 6.25% 2036	PHP1,055,000	24,187
Hungarian Government, Series 12/C, 6.00% 2012	HUF 499,400	2,256
Hungarian Government, Series 14/C, 5.50% 2014	1,200,000	5,278
Hungarian Government, Series 15/A, 8.00% 2015	3,327,960	15,425
Hungarian Government, Series 19/A, 6.50% 2019	750,000	3,188
Hungarian Government 6.25% 2020	$47,040	45,629
Hungarian Government 6.375% 2021	9,260	8,959
Hungarian Government 7.625% 2041	10,500	10,237
Croatian Government 6.75% 20193	25,500	25,774
Croatian Government 6.75% 2019	1,435	1,450
Croatian Government 6.625% 2020	27,365	27,126
Croatian Government 6.625% 20203	17,000	16,851
Croatian Government 6.375% 20213	11,645	11,403
Argentina (Republic of) 0.055% 20126,7	90,695	10,930
Argentina (Republic of) 7.00% 2015	29,890	26,480
Argentina (Republic of) 8.28% 20336,8	21,076	16,650
Argentina (Republic of) GDP-Linked 2035	175,240	27,688
Polish Government, Series 0413, 5.25% 2013	PLN38,400	12,205
Polish Government, Series 0414, 5.75% 2014	17,855	5,759
Polish Government 3.875% 2015	$8,565	8,822
Polish Government 5.00% 2015	2,900	3,098
Polish Government, Series 0415, 5.50% 2015	PLN27,300	8,771
Polish Government 6.375% 2019	$27,075	30,446
Polish Government 5.00% 2022	6,275	6,204
South Africa (Republic of), Series R-203, 8.25% 2017	ZAR100,000	13,168
South Africa (Republic of) 6.875% 2019	$10,050	12,198
South Africa (Republic of) 5.50% 2020	22,000	24,585
South Africa (Republic of), Series R-207, 7.25% 2020	ZAR78,000	9,421
South Africa (Republic of) 6.25% 2041	$7,735	9,011
Peru (Republic of) 8.375% 2016	15,763	19,586
Peru (Republic of) 7.35% 2025	3,550	4,651
Peru (Republic of) 8.75% 2033	14,975	22,575
Peru (Republic of) 6.55% 20376	5,042	6,303
Russian Federation 7.50% 20303,6	25,728	30,553
Russian Federation 7.50% 20306	12,755	15,147
Panama (Republic of) Global 7.125% 2026	$7,300	9,381
Panama (Republic of) Global 8.875% 2027	2,775	4,107
Panama (Republic of) Global 9.375% 2029	9,034	14,003
Panama (Republic of) Global 6.70% 20366	6,819	8,643
Chilean Government 3.875% 2020	27,550	29,015
Venezuela (Republic of) 12.75% 2022	9,800	8,673
Venezuela (Republic of) 9.25% 2027	10,520	7,653
Venezuela (Republic of) 9.25% 2028	5,600	3,752
Thai Government 3.625% 2015	THB600,000	19,767
Dominican Republic 9.04% 20186	$3,935	4,427
Dominican Republic 8.625% 20273,6	9,900	10,692
Nigeria (Republic of) 6.75% 20213	8,100	8,583
Egypt (Arab Republic of) 5.75% 20203	4,000	3,980
Egypt (Arab Republic of) 6.875% 2040	3,000	2,888
State of Qatar 6.40% 2040	4,140	5,103
Malaysian Government, Series 204, 5.094% 2014	MYR10,000	3,414
		1,592,626

ENERGY — 0.71%
Gazprom OJSC 5.092% 20153	$11,480	12,025
Gazprom OJSC 9.25% 2019	15,000	18,732
Gazprom OJSC, Series 9, 6.51% 2022	21,150	22,260
Gazprom OJSC 6.51% 20223	10,810	11,378
Gazprom OJSC 7.288% 2037	10,600	11,461
Petrobras International 5.75% 2020	19,540	21,237
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,500
Pemex Project Funding Master Trust 6.50% 20413	1,350	1,461
PTT Exploration & Production Ltd 5.692% 20213	8,400	8,653
Reliance Holdings Ltd. 4.50% 20203	7,135	6,951
		130,658

FINANCIALS — 0.67%
HSBK (Europe) BV 7.25% 20213	24,390	23,511
Savings Bank of Kazakhstan JSC 7.25% 2021	8,000	7,712
Development Bank of Kazakhstan 5.50% 20153	27,295	28,660
Dubai Holding Commercial Operations MTN Ltd. 0.629% 20127	12,245	12,092
Dubai Holding Commercial Operations MTN Ltd. 4.75% 2014	€6,200	7,421
BBVA Bancomer SA, junior subordinated 7.25% 20203	$10,680	11,107
BBVA Bancomer SA 6.50% 20213	6,550	6,583
VEB Finance Ltd. 6.902% 20203	10,830	11,751
VEB Finance Ltd. 6.80% 20253	5,000	5,237
SB Capital SA 5.40% 2017	7,000	7,184
Banco de Crédito del Perú 5.375% 20203	5,000	4,937
		126,195

UTILITIES — 0.22%
Eskom Holdings Ltd. 5.75% 20213	23,400	24,921
AES Panamá, SA 6.35% 20163	10,400	11,310
Enersis SA 7.375% 2014	4,550	4,983
		41,214

MATERIALS — 0.18%
CEMEX Finance LLC 9.50% 20163	15,475	13,677
CEMEX, SAB de CV 9.00% 20183	5,205	4,398
CEMEX SA 9.25% 20203	9,289	7,454
CEMEX SA 9.25% 2020	1,250	1,003
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,815	4,087
Fibria Overseas Finance Ltd. 6.75% 20213	3,275	3,275
		33,894

CONSUMER STAPLES — 0.07%
BFF International Ltd. 7.25% 20203	$12,500	13,687

TELECOMMUNICATION SERVICES — 0.01%
América Móvil, SAB de CV 8.46% 2036	MXN28,000	2,031

Total bonds & notes (cost: $1,818,513,000)		1,940,305

Short-term securities — 7.22%

Fannie Mae 0.08%–0.20% due 12/21/2011–7/17/2012	$372,000	371,929
Freddie Mac 0.13%–0.21% due 12/5/2011–8/14/2012	335,280	335,179
Federal Home Loan Bank 0.09%–0.16% due 12/28/2011–5/14/2012	169,100	169,064
Nordea North America, Inc. 0.125%–0.26% due 11/7–12/19/2011	122,000	121,987
Siemens Capital Co. LLC 0.14% due 12/2–12/16/20113	81,700	81,687
Barclays U.S. Funding Corp. 0.12% due 11/1/2011	76,200	76,200
International Bank for Reconstruction and Development 0.09% due 11/9/2011	42,400	42,400
Westpac Banking Corp. 0.28% due 11/7/20113	37,400	37,399
U.S. Treasury Bill 0.146% due 5/3/2012	30,955	30,948
Variable Funding Capital Company LLC 0.20% due 12/16/20113	29,000	28,992
Old Line Funding, LLC 0.20% due 11/10/20113	25,021	25,020
Novartis Securities Investment Ltd. 0.18% due 11/14/20113	13,600	13,599
Credit Suisse New York Branch 0.28% due 11/10/2011	5,200	5,200
Total Capital Canada Ltd. 0.07% due 11/15/20113	3,400	3,400
Procter & Gamble Co. 0.14% due 12/16/20113	2,700	2,700

Total short-term securities (cost: $1,345,451,000)		1,345,704

Total investment securities (cost: $15,961,282,000)		18,583,273
Other assets less liabilities		63,056

Net assets		$18,646,329

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

 1Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $11,797,137,000, which represented 63.27% of the net assets of the fund. This amount includes $11,771,037,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
 2Security did not produce income during the last 12 months.
 3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $757,844,000, which represented 4.06% of the net assets of the fund.
 4Represents an affiliated company as defined under the Investment Company Act of 1940.
 5Index-linked bond whose principal amount moves with a government price index.
 6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
 7Coupon rate may change periodically.
 8Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations and symbol

ADR = American Depositary Receipts	€ = Euros	PHP = Philippine pesos
GDR = Global Depositary Receipts	HUF = Hungarian forints	PLN = Polish zloty
SDR = Swedish Depositary Receipts	IDR = Indonesian rupiah	THB = Thai baht
BRL = Brazilian reais	MXN = Mexican pesos	TRY = Turkish liras
COP = Colombian pesos	MYR = Malaysian ringgits	ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-936-1211O-S29421

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
New World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of New World Fund, Inc. (the “Fund”) as of October 31, 2011, and for the year then ended and have issued our report thereon dated December 9, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 9, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 30, 2011

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 30, 2011